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                                                                   Exhibit 10.22

                         TRADEMARK SECURITY AGREEMENT
                         ----------------------------

     This Trademark Security Agreement ("Agreement") is made as of the 8th day of August, 2001, by Teleservices Technology Company, a Delaware corporation ("Debtor"), having a mailing address at Wilmington DE and delivered to PNC Bank, National Association, a national banking association ("Lender") with an address at 1000 Westlakes Drive, Berwyn, Pennsylvania.

                                  BACKGROUND
                                  ----------

     A. This Agreement is being executed contemporaneously with that certain Seventh Amendment to Credit Agreement of even date herewith ("Seventh Amendment") by and among RMH Teleservices, Inc. ("Borrower"), RMH Teleservices International, Inc. ("Surety") and Lender (which Seventh Amendment amends that certain letter agreement dated March 21, 1997 among Borrower, Surety and Lender, as it has been and may hereafter be supplemented, restated, amended, superseded or replaced from time to time, the "Credit Agreement"), that certain Security Agreement of even date herewith between Borrower and Lender, ("Security Agreement"), and that certain Guaranty and Suretyship Agreement ("Guaranty") of even date herewith executed by Debtor in favor of Lender. The Credit Agreement, Security Agreement, Guaranty and all related instruments, documents and agreements are collectively referred to as "Loan Documents". Capitalized terms not defined herein shall have the meanings given to such terms in the Guaranty.

     B. Debtor has adopted, used and is using (or has filed applications for the registration of) the trademarks, servicemarks and tradenames listed on Schedule "A" attached hereto and made part hereof (all such marks or names hereinafter referred to as the "Trademarks").

     C. Pursuant to this Agreement, Lender is acquiring a lien on, and security interest in, the Trademarks and the registration thereof, together with all the goodwill of Debtor associated therewith and represented thereby, as security for all of the Obligations, and desires to have its security interest in such Trademarks confirmed by a document identifying same and in such form that it may be recorded in the United States Patent and Trademark Office.

     NOW THEREFORE, with the foregoing Background hereinafter deemed incorporated by reference and made a part hereof, and in consideration of the premises and mutual promises herein contained, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

     1. In consideration of and pursuant to the terms of the Loan Documents, and for other good, valuable and sufficient consideration, the receipt of which is hereby acknowledged, and to secure the Obligations (whether at the stated maturity, by acceleration or otherwise), Debtor grants a lien and security interest to Lender in all of its present and future right, title and interest in and to the Trademarks, together with all the goodwill of Debtor associated with and represented by the Trademarks, and the registration thereof and the right (but not the obligation) to sue for past, present and future infringements, and the proceeds thereof, including, without limitation, license royalties and proceeds of infringement suits.

     2. Debtor hereby covenants and agrees to maintain the Trademarks in full force and effect until all of the Obligations are satisfied in full and the Line of Credit, as defined in the Credit Agreement ("Line of Credit") has terminated.

     3. Debtor represents, warrants and covenants that:

        (a) The Trademarks are subsisting and have not been adjudged invalid or unenforceable;

        (b) Each of the Trademarks is valid and enforceable;

        (c) Debtor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Trademarks, and each of the Trademarks is free and clear of any liens, claims, charges and encumbrances, including, without limitation, pledges, assignments, licenses and covenants by Debtor not to sue third persons, other than a license in favor of Borrower;

        (d) Debtor has the unqualified right, power and authority to enter into this Agreement and perform its terms;

        (e) Debtor has complied with, and will continue for the duration of this Agreement to comply with, the requirements set forth in 15 U.S.C. (S)1051-1127 and any other applicable statutes, rules and regulations in connection with its use of the Trademarks, unless, with respect to any particular Trademark the board of directors of the Debtor has determined in its reasonable business judgment that any such Trademark has ceased to be of material value; and

        (f) Debtor has used, and will continue to use and will direct any licensor to use for the duration of this Agreement, consistent standards of quality in products leased or sold or services rendered under the Trademarks.

     4. Debtor further covenants that:

        (a) Until all of the Obligations have been satisfied in full and the Line of Credit has been terminated, it will not enter into any agreement, including without limitation, license agreements or options, which are inconsistent with Debtor's obligations under this Agreement other than a license in favor of Borrower.

        (b) The Trademarks listed on Schedule "A" constitute all of the Trademarks, and all applications for any of the foregoing, now owned by Debtor. If, before all Obligations shall have been satisfied in full and the Line of Credit shall have been terminated, Debtor shall (i) obtain rights to any new trademarks, trademark registrations or tradenames, or (ii) become entitled to the benefit of any trademark application, trademark or trademark registration, the provisions of this Agreement shall automatically apply thereto and such trademark application, trademark or trademark registration, shall be deemed part of the Trademarks. Debtor shall give

Lender prompt written notice thereof along with an amended Schedule "A."

     5. So long as this Agreement is in effect and so long as Debtor has not received notice from Lender that an Event of Default has occurred and is continuing and that Lender has elected to exercise its rights hereunder, Debtor shall continue to have the exclusive right to use the Trademarks and Lender shall have no right to use the Trademarks or issue any exclusive or non-exclusive license with respect thereto, or assign, pledge or otherwise transfer title in the Trademarks to anyone else.

     6. Except for the existing license in favor of Borrower, Debtor shall not sell, license, grant any option, assign or further encumber its rights and interest in the Trademarks.

     7. Anything herein contained to the contrary notwithstanding, if and while an Event of Default exists, Debtor hereby covenants and agrees that Lender, as the holder of a security interest under the Uniform Commercial Code, as now or hereafter in effect in Pennsylvania, may take such action permitted under the Loan Documents or permitted by law, in its exclusive discretion, to foreclose upon the Trademarks covered hereby. For such purposes, and in the event of an Event of Default and while such Event of Default exists, Debtor hereby authorizes and empowers Lender, its successors and assigns, and any officer or agent of Lender as Lender may select, in its exclusive discretion, as Debtor's true and lawful attorney-in-fact, with the power to endorse Debtor's name on all applications, assignments, documents, papers and instruments necessary for Lender to use the Trademarks or to grant or issue any exclusive or non-exclusive license under the Trademarks to anyone else, or necessary for Lender to assign, pledge, convey or otherwise transfer title in or dispose of the Trademarks to anyone else including, without limitation, the power to execute a trademark assignment in the form attached hereto as Exhibit 1. Debtor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof, except for the gross negligence or willful misconduct of such attorney. This power of attorney shall be coupled with an interest, irrevocable for the life of this Agreement and the Loan Documents, and until all Debtor's Obligations are satisfied in full and the Line of Credit has terminated.

     8. This Agreement may not be modified without the written consent of the party against whom enforcement is being sought.

     9. All rights and remedies herein granted to Lender shall be in addition to any rights and remedies granted under the Guaranty.

     10. Upon full and unconditional satisfaction of all of the Obligations and termination of the Line of Credit, Lender shall, at Debtor's expense, execute and deliver to Debtor all documents reasonably necessary to terminate Lender's security interest in the Trademarks.

     11. Any and all reasonable fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys' fees and legal expenses incurred by Lender in connection with the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, reasonable counsel fees, maintenance fees, encumbrances or costs otherwise incurred in protecting, maintaining, preserving the Trademarks, or in defending or prosecuting any actions or proceedings arising out of or related to the Trademarks, or defending, protecting or enforcing Lender's rights hereunder, shall be borne and paid by Debtor on demand by Lender and until so paid shall be added to the principal amount of the Obligations and shall bear interest at the applicable rate for Advances under the Line of Credit or the rate prescribed in Section 2 of the Credit Agreement applicable to the Line of Credit.

     12. Debtor shall have the duty to prosecute diligently any trademark application with respect to the Trademarks pending as of the date of this Agreement or thereafter, until all of the Obligations shall have been satisfied in full and the Line of Credit terminated, to preserve and maintain all rights in the Trademarks, and upon reasonable request of Lender, Debtor shall make federal application on registrable but unregistered trademarks belonging to Debtor. Any reasonable expenses incurred in connection with such applications shall be borne by Debtor. Debtor shall not abandon any Trademark without the prior written consent of Lender.

     13. Debtor shall have the right to bring suit in its own name to enforce the Trademarks, in which event Lender, may, if Debtor reasonably deems it necessary, be joined as a nominal party to such suit if Lender shall have been satisfied, in its sole discretion, that it is not thereby incurring any risk of liability because of such joinder. Debtor shall promptly, upon demand, reimburse and indemnify Lender for all damages, reasonable costs and expenses, including attorneys' fees, incurred by Lender in the fulfillment of the provisions of this paragraph.

     14. During the existence of an Event of Default, Lender may, without any obligation to do so, complete any obligation of Debtor hereunder, in Debtor's name or in Lender's name, but at Debtor's expense, and Debtor hereby agrees to reimburse Lender in full for all reasonable costs and expenses, including reasonable attorneys' fees, incurred by Lender in protecting, defending and maintaining the Trademarks.

     15. Upon the full payment and termination of the Line of Credit (as defined in the Loan Documents), the Bank's security interest in the Trademarks shall no longer secure the Borrower's debts, liabilities and obligations pursuant to that certain Master Lease Agreement and any Schedules thereto by and between the Grantor and PNC Leasing LLC dated as of March 3, 1997.

     16. No course of dealing between Debtor and Lender nor any failure to exercise, nor any delay in exercising, on the part of Lender any right, power or privilege hereunder, shall operate as a waiver thereof, and all of Lender's rights and remedies with respect to the Trademarks, whether established hereby or by the Guaranty, or by any other future agreements between Pledgor and Lender or by law, shall be cumulative and may be exercised singularly or concurrently.

     17. The provisions of this Agreement are severable and the invalidity or unenforceability of any provision herein shall not affect the remaining provisions which shall continue unimpaired and in full force and effect.

     18. This Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

     19. This Agreement shall be governed by and construed in accordance with the substantive laws of the Commonwealth of Pennsylvania, without regard to its otherwise applicable principles of conflicts of laws.

     20. Waiver of Jury Trial.  The Debtor irrevocably waives any and all right
         --------------------
the debtor may have to a trial by jury in any action, proceeding or claim of any nature relating to this agreement, any documents executed in connection with this Agreement or any transaction contemplated in any of such documents. The Debtor acknowledges that the foregoing waiver is knowing and voluntary.

     IN WITNESS WHEREOF, the parties hereto have executed this Trademark Security Agreement, under seal, the day and year first above written.

                                        Teleservices Technology Company


                                        By:  /s/ Jack Todes
                                            ------------------------------------

Approved and Accepted:

PNC BANK, NATIONAL ASSOCIATION

By:  /s/ [ILLEGIBLE]
    --------------------------

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

                  SCHEDULE A. TO TRADEMARK SECURITY AGREEMENT
                  -------------------------------------------


--------------------------------------------------------------------------------
        TRADEMARKS               APPLICATION SERIAL NO.           FILING DATE
        ----------               ----------------------           -----------
--------------------------------------------------------------------------------
RMH*                             76/301056                  August 17, 2001

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RMH (Stylized)*                  76/302227                  August 17, 2001

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                                  TRADENAMES
                                  ----------

RMH Teleservices*


     * These items are owned by the Debtor by way of an assignment from the Borrower on April 1, 1997. The Borrower has the right to use these items under an exclusive license granted on April 1, 1997.

                                       6